UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2006

SOLITARIO RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-05602 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant's telephone number, including area code: Registrant's facsimile number, including area code:	(303) 534-1030 (303) 534-1809

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On June 27, 2006, Solitario's Board of Directors established a Corporate Governance and Nominating Committee and approved a charter for the committee which is attached as Exhibit 99.1 to this Form 8-K.

On June 27, 2006, our Board of Directors established a Compensation and Management Development Committee and approved a charter for the committee which is attached as Exhibit 99.2 to this Form 8-K.

On June 27, 2006 our Board of Directors adopted a Code of Business Conduct and Ethics covering all Directors, Officers and employees, which is attached as Exhibit 14.1 to this Form 8-K. We retained, without modification, our previous Code of Ethics for our Chief Executive Officer and Chief Financial Officer. Our Codes of Ethics are also available for review at our website at solitarioresources.com.

ITEM 9.01 (d)	FINANCIAL STATEMENTS AND EXHIBITS
Exhibit No.	Exhibit Description
99.1	Code of Business Conduct and Ethics
99.2	Corporate Governance and Nominating Committee Charter
99.3	Compensation and Management Development Committee Charter

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 18, 2006

By:	/s/ Christopher E. Herald

Christopher E. Herald President and CEO